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                      MERRILL LYNCH LIFE INSURANCE COMPANY
              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II

SUPPLEMENT DATED JULY 22, 1999                    SUPPLEMENT DATED JULY 22, 1999
           TO THE                                            TO THE
PROSPECTUSES DATED MAY 1, 1993                    PROSPECTUS DATED JANUARY 2, 1991
            FOR                                               FOR
        PRIME PLAN I                                       DIRECTED LIFE
        PRIME PLAN II
       PRIME PLAN  III

SUPPLEMENT DATED JULY 22, 1999                    SUPPLEMENT DATED JULY 22, 1999
           TO THE                                            TO THE
 PROSPECTUS DATED MAY 1, 1998                     PROSPECTUS DATED APRIL 30, 1991
            FOR                                               FOR
        PRIME PLAN IV                                      DIRECTED LIFE 2


NEW INVESTMENT DIVISION. Effective July 22, 1999, you can allocate premium payments and investment base to the investment division corresponding to a series of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trust") maturing on February 15, 2019. For more complete information about the Zero Trust, please refer to the current prospectus for the Zero Trust previously distributed to you in May.

The Zero Trust is intended to provide safety of capital and a competitive yield to maturity. The Zero Trust purchases at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trust contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolio consists mainly of:

       - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

       -      coupons stripped from U.S. debt obligations; and

       - receipts and certificates for such stripped debt obligations and coupons.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trust. The sponsor will sell units of the Zero Trust to the Merrill Lynch Life Variable Life Separate Account II (the "Separate Account") and has agreed to repurchase units when we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Zero Trust. (See "Charges to Divisions Investing in the Zero Trust" below.)

Because the underlying securities in the Zero Trust will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Zero Trust units. But


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because the Separate Account holds the units, we need to take into account the asset charge and the trust charge described in your variable life contract prospectus in estimating the net rate of return. It depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the contract on that date, since it does not reflect the charges for deferred contract load, mortality costs and any net loan cost deducted from a contract's investment base, which are also described in your variable life contract prospectus.

The Zero Trust maturing on February 15, 2019 has a targeted rate of return to maturity as of July 21, 1999 of 5.46% for Prime Plan I, Prime Plan II, Prime Plan III, Prime Plan IV, and Directed Life, and 5.20% for Directed Life 2. Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Zero Trust units and the net rate of return to maturity for the investment division will vary correspondingly.

CHARGES TO DIVISIONS INVESTING IN THE ZERO TRUST. We assess a daily trust charge against the assets of each division investing in the Zero Trust. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

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Please contact the Variable Life Service Center at (800) 354-5333 if you would like to receive illustrations of contract values that reflect average fund expenses for all investment divisions available under the contracts on July 22, 1999.

Please retain this supplement with your variable life contract prospectus for your reference. If you have any questions about these changes, please contact your Financial Consultant or call the Variable Life Service Center.

SUPPML-3 (7/99)